BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated August 16, 2023 to the Statement of

Additional Information (“SAI”) of the Fund dated May 1, 2023, as supplemented to date

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section of Part I of the Fund’s Statement of Additional Information entitled “I. Investment Objective and Policies” is amended to uncheck “Derivatives” and all its sub-headings with respect to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-VAR-TA-0823SUP